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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2003
                                                          --------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-31565                     06-1377322
 -------------------             ---------------           --------------------
(State or other jurisdiction     Commission File            (I.R.S. Employer
of incorporation or               Number                    Identification No.)
organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.       Changes in Control of Registrant
              --------------------------------

              Not applicable.

Item 2.       Acquisition or Disposition of Assets
              ------------------------------------

              Not applicable.

Item 3.       Bankruptcy or Receivership
              --------------------------

              Not applicable.

Item 4.       Changes in Registrant's Certifying Accountant
              ---------------------------------------------

              Not applicable.

Item 5.       Other Events
              ------------

              Not applicable.

Item 6.       Resignations of Registrant's Directors
              --------------------------------------

              Not applicable.

Item 7.       Financial Statements and Exhibits
              ---------------------------------

              (a) Financial statements of businesses acquired are required: None

              (b) Pro forma financial information: None

              (c) Exhibits:

                  Exhibit 99.1    Company news release dated April 14, 2003.

Item 8.       Change in Fiscal Year
              ---------------------

              Not applicable.

Item 9.       Regulation FD Disclosure
              ------------------------

              On April 14, 2003, the Company issued a press release reporting that, subject to official validation by the tabulation agent, it has received the requisite consent of the holders of its Bifurcated Option Note Unit Securities (BONUSES(sm) Units) to an amendment that will enable the Units to be treated as Tier 1 capital by the Federal Reserve. The Company has extended the previously reported consent solicitation until 4:00 p.m., New York City time, on Tuesday, April 15, 2003, to allow the tabulation agent to finalize the validation process. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference in response to this Item 9.

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Item 10.      Amendments to the Registrant's Code of Ethics, or Waiver of a
              --------------------------------------------------------------
              Provision of the Code of Ethics.
              -------------------------------

              Not applicable.

Item 11.      Temporary Suspension of Trading Under Registrant's Employee
              -----------------------------------------------------------
              Benefit Plans.
              -------------

              Not applicable.

Item 12.      Results of Operations and Financial Condition.
              ---------------------------------------------

              Not applicable.




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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 14, 2003                        NEW YORK COMMUNITY BANCORP, INC.
--------------
   Date                               /s/ Anthony E. Burke
                                      ------------------------------------------
                                      Anthony E. Burke
                                      Senior Executive Vice President
                                       and Chief Operating Officer


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                                  Exhibit 99.1

                   Company Press Release Dated April 14, 2003